                                                                  Exhibit (d)(2)

T


                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
                               SHARE CERTIFICATE

         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY


SHARE(S) OF BENEFICIAL INTEREST                      CUSIP 195836 10 1
NO PAR VALUE                                 SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that













is the owner of

COLONIAL NEW YORK INSURED MUNICIPAL FUND, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated August 10, 1999, establishing Colonial New York Insured Municipal Fund, and all amendments thereto, copies of which are on file with the Secretary of the Commonwealth of Massachusetts. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

Dated:




                              /s/ Timothy J. Jacoby        /s/ Stephen E. Gibson
                                  Treasurer                       President



                                             Countersigned and Registered:
                                                  BANKBOSTON, N.A.
                                                                  Transfer Agent
                                                                  and Registrar,
                                             By
                                                           Authorized Signature.

EXPLANATION OF ABBREVIATIONS
     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.


Abbreviation        Equivalent                              Abbreviation                  Equivalent
------------        ----------                              ------------                  ----------
JT TEN              As joint tenants, with right of         TEN IN COM                    As tenants in common
                    survivorship and not as tenants in      TEN BY ENT                    As tenants by the entireties
                    common                                  UNIF TRANSFERS MIN ACT        Uniform Transfers to Minors




Abbreviation        Equivalent                              Abbreviation                  Equivalent
------------        ----------                              ------------                  ----------
ADM                 Administrator(s)                        FDN                           Foundation
                    Administratrix                          PL                            Public Law
AGMT                Agreement                               TR                            (As) trustee(s), for, of
CUST                Custodian for                           UA                            Under Agreement
EST                 Estate, Of estate of                    UW                            Under will of, Of will of,
EX                  Executor(s), Executrix                                                Under last will & Testament
FBO                 For the benefit of


--------------------------------------------------------------------------------

                                  TRANSFER FOR

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto
                            (I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address (including postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

________________________________________________________________________________
represented by this Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer said shares on the books of the Fund with full power of substitution in the premises.

Dated:                                  ________________________________________

SIGNATURE GUARANTEED BY                 Signature(s)____________________________
                                        (The signature to this assignment must
                                        correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more then one owner, all must sign).

_____________________________________
(Signature must be guaranteed by a commercial bank or trust company or member firm of any national stock exchange).


                               IMPORTANT NOTICE:

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.